UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2018
CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street New York, New York	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 975-4321
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

During the first quarter of 2018, CBS Corporation (the “Company” or “CBS Corp.”) adopted amended Financial Accounting Standards Board ( “FASB”) guidance on the presentation of net periodic pension and postretirement benefit cost (“net benefit cost”). This guidance requires the Company to present the service cost component of net benefit cost in the same line items on the statement of operations as other compensation costs of the related employees. The other components of net benefit cost, which were previously presented within operating income, are now presented in the statement of operations below the subtotal of operating income. This guidance is required to be applied retrospectively and, accordingly, the Company has recast its consolidated financial statements to conform to this presentation.

Exhibit 99.1 of this Current Report on Form 8-K presents a recast of the following sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “Form 10-K”) to reflect the adoption of the amended FASB guidance on the presentation of net benefit cost: Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition; and Item 8. Financial Statements and Supplementary Data. Except for information related to the adoption of this FASB guidance, no revisions have been made to the Form 10-K to update for other information, developments or events that have occurred since the Form 10-K was filed with the Securities and Exchange Commission (“SEC”) on February 20, 2018.

This Current Report on Form 8-K should be read in conjunction with the Company’s Form 10-K, Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, Current Reports on Form 8-K and other filings with the SEC. These SEC filings contain important information regarding events, developments and updates affecting the Company and its expectations that have occurred since the filing of the Form 10-K.

This Current Report on Form 8-K is being filed in connection with the Company’s Registration Statement on Form S-4 (Registration No. 333-223415) which was initially filed with the SEC on March 2, 2018, relating to an offer to exchange the Company’s $400,000,000 of 2.9000% Senior Notes due 2023 and $500,000,000 of 3.700% Senior Notes due 2028 (collectively, the “senior notes”) for corresponding issues of SEC-registered senior notes (the “exchange notes”) with terms substantially identical to the senior notes (except that the exchange notes will not be subject to restrictions on transfer).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
99.1
Recast of CBS Corporation’s Selected Financial Data and Consolidated Financial Statements and notes thereto for each of the years ended December 31, 2017, 2016 and 2015, and the related Management's Discussion and Analysis of Results of Operations and Financial Condition.

101
101. INS XBRL Instance Document.
101. SCH XBRL Taxonomy Extension Schema.
101. CAL XBRL Taxonomy Extension Calculation Linkbase.
101. DEF XBRL Taxonomy Extension Definition Linkbase.
101. LAB XBRL Taxonomy Extension Label Linkbase.
101. PRE XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

By:	/s/ Lawrence Liding
	Name:	Lawrence Liding
	Title:	Executive Vice President, Controller and Chief Accounting Officer

Date: November 2, 2018

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